UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C., 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of Earliest Event Reported): 08/08/2006

                      CLEAR CHANNEL OUTDOOR HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                        Commission File Number: 001-32663

                  Delaware                             86-0812139
       (State or Other Jurisdiction of              (I.R.S. Employer
       Incorporation or Organization)             Identification No.)

                                  200 E. Basse
                              San Antonio, TX 78209
          (Address of Principal Executive Offices, Including Zip Code)

                                  210-832-3700
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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                       Items to be Included in this Report

Item 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On August 8, 2006 Clear Channel Outdoor Holdings, Inc. issued a press release announcing its earnings for the quarter ended June 30, 2006.

     The information contained in Exhibit 99.1 is incorporated herein by reference. The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.


Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

         (d) Exhibits

         99.1 Press Release of Clear Channel Outdoor Holdings, Inc. issued August 8, 2006.



                                  Signature(s)

      Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.


                                CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

      Date: August 8, 2006      By: /S/ HERBERT W. HILL, JR.
                                    ----------------------------------------
                                     Herbert W. Hill, Jr.
                                     Sr. Vice President/Chief Accounting Officer

                                INDEX TO EXHIBITS

99.1     Press Release of Clear Channel Outdoor Holdings, Inc.
         issued August 8, 2006.